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                                     ANNEX A

            To the Transfer Agency and Service Agreement, as amended,
                                 by and between
          SPDR(R) Series Trust and State Street Bank and Trust Company

                                                                      TRADING
ETF                                                                    SYMBOL
---                                                                   -------
SPDR(R) Dow Jones Total Market ETF                                      TMW
SPDR(R) Dow Jones Large Cap ETF                                         ELR
SPDR(R) Dow Jones Large Cap Growth ETF                                  ELG
SPDR(R) Dow Jones Large Cap Value ETF                                   ELV
SPDR(R) Dow Jones Mid Cap ETF                                           EMM
SPDR(R) Dow Jones Mid Cap Growth ETF                                    EMG
SPDR(R) Dow Jones Mid Cap Value ETF                                     EMV
SPDR(R) Dow Jones Small Cap ETF                                         DSC
SPDR(R) Dow Jones Small Cap Growth ETF                                  DSG
SPDR(R) Dow Jones Small Cap Value ETF                                   DSV
SPDR(R) DJ Global Titans ETF                                            DGT
SPDR(R) Dow Jones REIT ETF                                              RWR
SPDR(R) KBW Bank ETF                                                    KBE
SPDR(R) KBW Capital Markets ETF                                         KCE
SPDR(R) KBW Insurance ETF                                               KIE
SPDR(R) Morgan Stanley Technology ETF                                   MTK
SPDR(R) S&P(R) Dividend ETF                                             SDY
SPDR(R) S&P(R) Biotech ETF                                              XBI
SPDR(R) S&P(R) Homebuilders ETF                                         XHB
SPDR(R) S&P(R) Metals & Mining ETF                                      XME
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF                       XES
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF                   XOP
SPDR(R) S&P(R) Pharmaceuticals ETF                                      XPH
SPDR(R) S&P(R) Retail ETF                                               XRT
SPDR(R) S&P(R) Semiconductor ETF                                        XSD
SPDR(R) KBW Regional Banking ETF                                        KRE
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF                           BIL
SPDR(R) Barclays Capital Intermediate Term Treasury ETF                 ITE
SPDR(R) Barclays Capital Long Term Treasury ETF                         TLO
SPDR(R) Barclays Capital TIPS ETF                                       IPE
SPDR(R) Barclays Capital Aggregate Bond ETF                             LAG
SPDR(R) Barclays Capital Municipal Bond ETF                             TFI
SPDR(R) Barclays Capital International Treasury Bond ETF                BWX
SPDR(R) Barclays Capital Short Term Municipal Bond ETF                  SHM
SPDR(R) Barclays Capital California Municipal Bond ETF                  CXA
SPDR(R) Barclays Capital New York Municipal Bond ETF                    INY
SPDR(R) Barclays Capital High Yield Bond ETF                            JNK
SPDR(R) DB International Government Inflation-Linked Bond ETF           WIP
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF     BWZ

SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF              ITR
SPDR(R) Barclays Capital Long Term Credit Bond ETF                      LWC
SPDR(R) Barclays Capital Convertible Bond ETF                           CWB
SPDR(R) Barclays Capital Mortgage Backed Bond ETF                       MBG
SPDR(R) KBW Mortgage Finance ETF                                        KME
SPDR(R) Wells Fargo Preferred Stock ETF                                 PSK
SPDR(R) S&P(R) VRDO Municipal Bond ETF                                  VRD
SPDR(R) Barclays Capital Short Term Corporate Bond ETF                  SCPB

EFFECTIVE WITH SEC, BUT NOT OPERATIONAL

SPDR(R) S&P(R) Aerospace & Defense ETF
SPDR(R) S&P(R) Building & Construction ETF
SPDR(R) S&P(R) Computer Hardware ETF
SPDR(R) S&P(R) Computer Software ETF
SPDR(R) S&P(R) Health Care Equipment ETF
SPDR(R) S&P(R) Health Care Services ETF
SPDR(R) S&P(R) Leisure Time ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF
SPDR(R) S&P(R) Telecom ETF
SPDR(R) S&P(R) Transportation ETF

Dated: December 16, 2009


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